SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934, as amended

Date of Report: March 19, 2003
(date of earliest event reported)

WACHOVIA ASSET SECURITIZATION, INC.
(Exact name of Registrant as Specified in Charter)

DELAWARE	333-97457	56-1967773
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288
(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (704) 374-2702

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5. Other Events

         The financial statements of Financial Guaranty Insurance Company (“FGIC”) as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001, that are included in this Form 8-K have been audited by KPMG LLP. The consent of KPMG LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as “Experts” in the Prospectus Supplement relating to the Wachovia Asset Securitization, Inc. Asset-Backed Notes, Series 2003-HE1, is attached hereto as Exhibit 23.1.

         The audited financial statements of FGIC as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001 are attached hereto as Exhibit 99.1. The unaudited financial statements of FGIC as of September 30, 2002 and for the three and nine-month periods ended September 30, 2002 and 2001 are attached hereto as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits:

23.1	Consent of KPMG LLP.

              99.1 Audited Financial Statements of FGIC as of December 31, 2001 and 2000 and for each of the years in the three-year period ended December 31, 2001.

              99.2 Unaudited Financial Statements of FGIC as of September 30, 2002 and for the three and nine-month periods ended September 30, 2002 and 2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA ASSET SECURITIZATION, INC.

By: /s/Robert Perret Name: Robert Perret Title: Vice President

Date: March 19, 2003

Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Financial Guaranty Insurance Company:

We consent to the use of our report dated February 15, 2002 on the financial statements of Financial Guaranty Insurance Company as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Form 8-K of Residential Asset Mortgage Products, Inc. (the “Registrant”) which Form 8-K is incorporated by reference in the registration statement (No. 333-97457) and to the reference to our firm under the heading “Experts” in the Prospectus Supplement of the Registrant.

/s/KPMG LLP

New York, New York
March 19, 2003